UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2019

Office Properties Income Trust

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-34364	26-4273474
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300 Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-219-1440

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest	OPI	The Nasdaq Stock Market LLC

5.875% Senior Notes due 2046	OPINI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

In this Current Report on Form 8-K, the term "the Company" refers to Office Properties Income Trust.

Item 8.01         Other Events.

Board Committee and Other Appointments

On May 29, 2019, the Board of Trustees of the Company (the "Board") appointed its Independent Trustees to serve on the following committees: the Board appointed Mses. Barbara D. Gilmore and Elena B. Poptodorova and Messrs.  John L. Harrington, William A. Lamkin and Jeffrey P. Somers to serve on the Audit Committee, with Mr. Lamkin appointed Chair of the Audit Committee; the Board appointed Mses. Donna D. Fraiche and Gilmore and Messrs. Lamkin and Somers to serve on the Compensation Committee, with Ms. Fraiche appointed Chair of the Compensation Committee; and the Board appointed Mses. Fraiche and Poptodorova and Messrs. Harrington and Somers to serve on the Nominating and Governance Committee, with Mr. Somers appointed Chair of the Nominating and Governance Committee. The Independent Trustees selected Ms. Poptodorova to serve as the Lead Independent Trustee. The Board also appointed Mr. Adam D. Portnoy to serve as Chair of the Board.

Also on May 29, 2019, the Board elected Mr. Christopher Bilotto as a Vice President of the Company, effective immediately. Mr. Bilotto (age 41) also serves as Vice President, Asset Management of the Company's manager, The RMR Group LLC ("RMR LLC"), responsible for asset manager oversight for all office and industrial properties managed by RMR LLC. Mr. Bilotto joined RMR LLC in 2011 and has served in various capacities with RMR LLC since that time.

Trustee Compensation

Also on May 29, 2019, the Company updated its Trustee compensation arrangements. A summary of the Company's currently effective Trustee compensation arrangements is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Consistent with the Company's Trustee compensation arrangements, on May 29, 2019, the Company awarded each of the Company's Trustees 3,000 common shares of beneficial interest, $0.01 par value, of the Company (the "Common Shares") valued at $23.97 per share, the closing price of the Common Shares on The Nasdaq Stock Market LLC on that date.

Item 9.01       Financial Statements and Exhibits.

(d)                             Exhibits.

10.1                      Summary of Trustee Compensation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OFFICE PROPERTIES INCOME TRUST

	By:	/s/ Matthew C. Brown
	Name:	Matthew C. Brown
	Title:	Chief Financial Officer and Treasurer

Date: June 3, 2019